Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
(215) 564-8000

September 10, 2020

VIA EDGAR TRANSMISSION

Filing Desk
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549
Attention: Jaea Hahn

RE:	Delaware VIP Trust (the “Registrant”)
File No. 811-05162

Dear Ms. Hahn:

On behalf of the Registrant, attached herewith for filing pursuant to the provisions of the Securities Act of 1933 (the “1933 Act”), including Rule 488 thereunder, is the electronic version of the Registrant’s Registration Statement on Form N-14 (the “Registration Statement”) which is being filed to register Standard Class and Service Class shares of the Delaware VIP International Series (the “Acquiring Fund”), series of the Registrant, that will be issued to shareholders of the Delaware VIP International Value Equity Series (the “Acquired Fund”), also a series of the Registrant, in connection with the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization, which is included in the Registration Statement.

Shareholder approval is not being requested for this matter.  It is proposed that this filing will become automatically effective on October 10, 2020 pursuant to Rule 488 under the 1933 Act.  A definitive Prospectus/Information Statement will be filed and mailed to Acquired Fund shareholders shortly thereafter.

The Registrant has previously registered an indefinite number of its shares under the 1933 Act pursuant to an election under Rule 24f-2 of the Investment Company Act of 1940. Therefore, no filing fee is due at this time.

If you have any questions or comments regarding this filing, please call me at (215) 564-8071 or Jonathan M. Kopcsik at (215) 564-8099.

Very truly yours,

/s/ Taylor Brody
Taylor Brody

cc:	Mimi Wang
Macquarie Investment Management
Jonathan M. Kopcsik
Bruce G. Leto